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                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


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                Date of Report (Date of earliest event reported):
                                January 18, 2001


                        McCormick & Company, Incorporated
             (Exact name of registrant as specified in its charter)


          Maryland                     0-748                52-0408290
(State of other jurisdiction        (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

           18 Loveton Circle
           Sparks, Maryland                                    21152
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (410) 771-7301



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 18, 2001, the Registrant issued a press release, which included a document labeled "Fourth Quarter Report," that is filed as Exhibit
99.1 hereto and incorporated herein by reference. Also attached to this Form 8-K, and filed as Exhibit 99.2 and incorporated herein by reference, is a document entitled "Selected Quarterly Data as Reclassified (Unaudited)."

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits.

                      99.1: Press Release dated January 18, 2001

                      99.2: Selected Quarterly Data as Reclassified (Unaudited).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  McCORMICK & COMPANY, INCORPORATED


Date:  January 18, 2001           By:         /S/ KENNETH A. KELLY, JR.
                                      ---------------------------------------
                                                Kenneth A. Kelly, Jr.
                                             Vice President & Controller